UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     November 30, 2005
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                              Moldflow Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-30027                                          04-3406763
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(Commission File Number)                       (IRS Employer Identification No.)


492 Old Connecticut Path, Framingham MA                      01701
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (508)-358-5848
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01 Other Events.

     As previously reported in the Company's quarterly and annual filings, in the first quarter of fiscal 2005 an Australian subsidiary of Moldflow Corporation (the "Company") became subject to an audit by the Australian Taxation Office (the "ATO"). The significant issues under review relate to the timing of the tax deductibility of certain expenses totaling approximately $5.7 million (A$7.7 million) that were deducted in full in 1994 in connection with the acquisition of certain assets by the Company's subsidiary (the "1994 Deductions") and the utilization of net operating losses to reduce taxable income in the years between fiscal 1994 and 2001 by approximately $5.3 million (A$7.1 million) (the "NOLs"), which were subject to an estimated average effective tax rate of 35% over that time period.

     In its review of these matters, the ATO has taken the position that the 1994 Deductions should have been amortized over a 25-year period and that the NOLs were improperly utilized because the Company did not meet the requirements of certain business continuity tests. The ATO could also impose substantial interest and penalties on tax amounts that they determine should have been paid in previous years.

     On November 28, 2005, the Company received a notice of assessment from the ATO related solely to its 2001 tax year which assessed a tax due in an amount of $1.3 million (A$1.8 million). The assessment is related to both tax matters under review by the ATO but does not include taxes potentially payable for any other tax year under audit or any penalties and interest. The Company is considering the available options with respect to the cash payment required by the assessment. All or part of such cash payment may be made in the second quarter of fiscal 2006 in order to avoid the further accrual of potential penalties and interest on the assessed amount. The Company currently expects the ATO to issue assessments for the other tax years in question. The Company currently estimates that the maximum amount of additional taxes, exclusive of penalties and interest, that could be assessed against the Company by the ATO related to these matters is approximately $1.5 million (A$2.0 million). The Company currently estimates that the maximum amount of liabilities, including penalties and interest, that could be assessed against the Company by the ATO related to all these matters is approximately $6.5 million (A$8.8 million). This estimated amount represents the total gross liabilities and does not include the benefits of the related tax effects of any such payments or tax benefits that may be available in other tax years, both of which may serve to mitigate the Company's total expense that would be recorded in its results of operations.

     The Company believes that the positions taken in its tax returns with respect to these matters have merit and intends to preserve its rights through the ATO objection process. Accordingly, as of the date of this Current Report on Form 8-K, no liabilities have been recorded in the Company's consolidated balance sheet related to these matters. Because the resolution of these issues is inherently uncertain at this time, the Company cannot currently predict whether the ultimate resolution of these matters will have a material adverse effect on its results of operations. In addition, the Company's professional fees related to these matters have been and may continue to be significant.

Cautionary Statement Regarding Forward-Looking Information

     Pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, the Company notes that any statements contained in this Current Report on Form 8-K that are not historical facts are forward looking statements. Such forward looking statements include, but are not limited to, those regarding the Company's or management's intentions, hopes, beliefs, expectations, projections or plans for the future and specifically statements regarding the potential outcome and impact of the ongoing Australian tax audit. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include the risk that the Company's tax positions with respect to the matters under audit are not sustained, the risk that the Company will be required to record a liability related to these matters in its consolidated balance sheet, the risk that the Company may be required to make further cash payments in connection with assessments that are received, the risk that the Company's effective tax rate for fiscal 2006 may be materially and adversely impacted in the event that the Company is required to record a liability with respect to these matters in its consolidated balance sheet as well as other risks and uncertainties detailed from time to time in reports filed by Moldflow with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended June 30, 2005 as well as its subsequent quarterly filings.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MOLDFLOW CORPORATION

Dated: November 30, 2005                 By: /s/ Christopher L. Gorgone
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                                             Christopher L. Gorgone
                                             Executive Vice President of Finance
                                             and Chief Financial Officer
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